United States
Securities and Exchange Commission
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 13, 2007

Oldwebsites.com, Inc.
(Exact name of Registrant as specified in its charter)

Utah	000-52546	98-0212805
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

175 East 400 South, Suite 900, Salt Lake City, Utah 84111
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code--   801.531.0404

Not Applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act.
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Section 5-Corporate Governance

Item 5.01 Changes in Control of Registrant.

(a).  The registrant’s Board of Directors is aware of the following transaction which has resulted in a change of control of the registrant:

(1)           The person acquiring control of the registrant is Cooksmill NetSystems, Inc.

(2)           The change in control occurred on November 13, 2007. The change was pursuant to a contractual arrangement between Cooksmill NetSystems, Inc., and Inter-Continental Recycling Inc.

(3)  The basis of the control is 3,982,113 shares of the registrant purchased by Cooksmill NetSystems, Inc., from Inter-Continental Recycling Inc., or 50.3% of the total outstanding shares aggregating 7,909,345 shares. Cooksmill NetSystems, Inc. is a wholly owned subsidiary of Inter-Continental Recycling Inc.

(4)           The consideration to purchase the shares described above was $ 29,865.85, paid by Cooksmill NetSystems, Inc.

(5)           The funds utilized in the purchase were Cooksmill NetSystems, Inc. funds.

(6)           The identity of the person from whom control was assumed is Inter-Continental Recycling Inc.

(7)           There are no formal arrangements among affiliates of the registrant with respect to election of directors.  Inter-Continental Recycling Inc. controls Cooksmill NetSystems, Inc.  Inter-Continental Recycling Inc. is controlled by Paul Roszel and related persons (including James Roszel). Therefore, it may be presumed that Paul Roszel will continue to direct the election of directors of Inter-Continental Recycling Inc. and it, in turn, will direct the election of directors of Cooksmill Net Systems, Inc., and the registrant, and will similarly influence other matters involving the registrant through its control of Cooksmill NetSystems, Inc.

(8)	Not applicable.

(b)	Item 403 of Regulation SB disclosure is set forth below:

(i)
Security ownership of certain beneficial owners. Subsequent to the transaction described above, the following persons are known to be the beneficial owners of more than 5% of any class of the registrant’s securities.

(1)	(2)	(3)	(4)
Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Owner	Percent of Class

Common Shares	Cooksmill NetSystems, Inc. 175 East 400 South, #900 Salt Lake City, Utah 84111	3,982,113 shares of Record and Beneficially	50.3%

(ii)	Security ownership of management.

(1)	(2)	(3)	(4)
Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Owner	Percent of Class

Common Shares	James P. Roszel Pres., CEO & Director 7 Darren Place Guelph, ON, CA N1H 6J2	92,348 Shares of Record and Beneficially	1.17%

Common Shares	Paul W. Roszel Chairman & Director 7 Darren Place Guelph, ON, CA N1H 6J2	95,926 Shares of Record and Beneficially (direct)	1.21%

Common Shares	Paul W. Roszel (see above)	146,140 Shares Owned indirectly and Beneficially (indirect)	1.84%

Common Shares	Richard R. Ivanovick Chief Financial Officer 23 Cottontail Place Cambridge, ON, CA N3C3K3	410,563 Shares of Record and Beneficially	5.19%

Common Shares	Terrence Millie Director D-801 Sheng Xin Da Di Beijing, China 100102	158,678 Shares of Record and Beneficially	2.00%

(iii)	Changes in control.

Other than as disclosed above herein, there are no arrangements in which control of the issuer may change. There are no rights to acquire shares by any person listed in paragraphs (i) and (ii) above from options, warrants, rights, conversion privilege or similar obligations of the issuer.  There are no voting trusts or similar agreements.

SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Oldwebsites.com, Inc.

Date: November 13, 2007	/s/ Paul Roszel
Paul Roszel, Chairman